U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2009

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

75 East Santa Clara, Suite 1388

San Jose, California, USA, 95113
TELEPHONE: 408-907-4229
FAX: 408-416-0899
 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

ITEM 8.01 Other Events

On May 27, 2009, MineCore International, Inc. released a press release discussing its non-gemstone sapphire business plan and the phenomenal growth in the non-gemstone sapphire market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, “MineCore Discusses the Phenomenal Non-Gemstone Sapphire Market”.

ITEM 9.01 Exhibits

Number	Description
99.1	Press Release, dated May 27, 2009, entitled “MineCore Discusses the Phenomenal Non-Gemstone Sapphire Market”.

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

May 29, 2009

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer